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                                                                   EXHIBIT 10.ii


                        AMENDMENT TO EMPLOYMENT AGREEMENT


         This Amendment to Employment Agreement is dated as of January 22, 1999 (the "Amendment"), by and between New Directions Manufacturing, Inc., a Nevada corporation (the "Company") and Jack Horner, Jr. ("Employee") (collectively, the "Parties"). All undefined capitalized terms shall have the meanings set forth for them in the Employment Agreement between the Parties hereto effective as of December 31, 1996 (the "Agreement").

         1. The Agreement is hereby amended as follows:

         The Agreement has a term of three years from December 31, 1996, meaning it will expire on December 31, 1999. The Board of Directors of the Company have approved this Amendment to the Agreement extending the term of the Agreement for an additional three years, meaning the Agreement will now expire on December 31, 2002.

         2. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document.

         3. This Amendment shall be governed and construed in accordance with the laws of the State of Nevada.

         4. Except as otherwise set forth herein, the Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the Parties hereto have duly executed this Amendment to Employment Agreement as of the date first above written.

                                   THE COMPANY

                                   NEW DIRECTIONS MANUFACTURING, INC.
                                   a Nevada corporation


                                   /s/ Donald A. Metke
                                   ----------------------------------
                                   BY:  Donald A. Metke
                                   ITS: President

                                   EMPLOYEE


                                   /s/ Jack Horner, Jr.
                                   ----------------------------------
                                   Jack Horner, Jr.